Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

23. SUBSEQUENT EVENTS

23.1

The company entered into Convertible Note agreement with the new investor. The agreement is between Micropolis Holding Company and Streeterville Capital, LLC (the Investor). Under the deal, the Investor is purchasing a convertible promissory note worth $5,430,000 (with a $400,000 discount and $30,000 in transaction expenses, leaving a net purchase price of $5,000,000) along with a warrant to purchase company shares. The Note carries 8% annual interest and matures in 14 months. It is convertible into ordinary shares of the company at a conversion price of $2.75 per share

The note is guaranteed by Micropolis subsidiary and includes standard protections such as mandatory prepayment from future financings, a “most favored nation” clause, and a 50% participation right in future financings. The Company must reserve 6,750,000 shares to cover conversions and warrant exercises, and file an SEC registration statement covering at least 7,100,000 shares for resale.

In addition to the Note, the Investor receives a warrant to purchase 5,000,000 ordinary shares at an exercise price of $5.00 per share. The Warrant is exercisable starting six months after issuance (or earlier if the registration statement becomes effective) and expires the earlier of nine months after registration effectiveness or fourteen months after issuance. It can be exercised for cash or on a cashless basis, with anti-dilution protections lowering the exercise price if future securities are issued below $5.00.